QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Golden Mineral Company (the "Company") on Form 10-K for the year ended December 31, 2009, as filed with the SEC on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEFFREY CLEVENGER Jeffrey G. Clevenger President and Chief Executive Officer March 29, 2010
/s/ ROBERT P. VOGELS Robert P. Vogels Senior Vice President and Chief Financial Officer March 29, 2010

QuickLinks

  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002